EXHIBIT 99.1

LIZ CLAIBORNE, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following Unaudited Pro Forma Condensed Consolidated Balance Sheet as of July 2, 2011 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the six and three months ended July 2, 2011 and July 3, 2010 and for the years ended January 1, 2011, January 2, 2010 and January 3, 2009 have been derived from the historical financial statements of Liz Claiborne, Inc. and Subsidiaries (the “Company”) and adjusted to give effect to the following transactions:

•    the sale of the global MEXX business, which closed on October 31, 2011, to a company (“NewCo”), in which the Company indirectly holds an 18.75% interest and affiliates of the Gores Group, LLC (“Gores”) hold an 81.25% interest, pursuant to a Merger Agreement, dated as of September 1, 2011 (the “Merger Agreement”), by and among entities affiliated with Gores, the Company and Liz Claiborne Foreign Holdings, Inc. (“Liz Foreign”), and an Asset Purchase Agreement, dated as of September 1, 2011 (the “Asset Purchase Agreement” and together with the Merger Agreement, the “Agreements”), by and among entities affiliated with Gores, the Company and Liz Claiborne Canada Inc., for cash consideration, subject to working capital adjustments, of $85.0 million, including revolving credit facility debt that was assumed by NewCo;

•     the November 2, 2011 sale of the global trademark rights for the LIZ CLAIBORNE family of brands and the trademark rights in the US and Puerto Rico for the MONET brand to J.C. Penney Corporation, Inc. (“JCPenney”) for $267.5 million and the advance of $20.0 million (refundable to JCPenney under certain circumstances) in exchange for the Company’s agreement to develop exclusive brands for JCPenney by Spring 2014; and

•     the completed closures of the Company’s remaining LIZ CLAIBORNE outlet stores in the US and Puerto Rico in January 2011 and LIZ CLAIBORNE concessions in Europe in the first quarter of 2011, which were presented as discontinued operations by the Company.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of July 2, 2011 assumes the sale transactions had been consummated on that date. The Unaudited Pro Forma Condensed Consolidated Statements of Operations assume the transactions were consummated on the first fiscal day of the earliest fiscal period and carried through all periods presented. The pro forma adjustments reflect transactions and events that: (i) are directly attributable to such transactions, (ii) are factually supportable and (iii) with respect to the statements of operations, do not have a continuing impact on consolidated results. The pro forma adjustments are described in the accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

Management believes that the assumptions used to derive the Unaudited Pro Forma Condensed Consolidated Financial Statements are reasonable under the circumstances and given the information available. The Unaudited Pro Forma Condensed Consolidated Financial Statements have been provided for information purposes and are not necessarily indicative of the financial condition or results of future operations or the actual financial condition or results that would have been achieved had the transactions occurred on the dates indicated. These Unaudited Pro Forma Condensed Consolidated Financial Statements (together with the footnotes thereto) should be read in conjunction with the Company’s historical consolidated financial statements and accompanying notes thereto, which can be found in the Company’s quarterly report on Form 10-Q for the period ended July 2, 2011, filed with the Securities and Exchange Commission on July 28, 2011 and the Company’s annual report on Form 10-K for the fiscal year ended January 1, 2011, filed with the Securities and Exchange Commission on February 17, 2011.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations do not reflect material non-recurring charges which will impact net income within the 12 months following the transaction, including: (i) a $7.5 million write-off of certain deferred tax assets and (ii) any transaction costs, which the Company currently estimates to be $11.4 million. The Unaudited Pro Forma Condensed Consolidated Balance Sheet reflects the impact of these items.

LIZ CLAIBORNE, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JULY 2, 2011

(In thousands)

			LIZ CLAIBORNE and
		Sale of MEXX	MONET Sale Transactions		Pro Forma
	As Reported	(a)	(b)		Adjustments		Pro Forma
Assets
Current Assets:
Cash and cash equivalents	$26,680	$(21,493)	$-		$221,071	(c)	$226,258
Accounts receivable - trade, net	175,947	(44,172)	-		(6,250)	(d)	125,525
Inventories, net	315,128	(99,581)	-		-		215,547
Deferred income taxes	4,123	-	-		(4,107)	(e)	16
Other current assets	93,391	(30,445)	-		(5,808)	(f)	57,138
Total current assets	615,269	(195,691)	-		204,906		624,484

Property and Equipment, Net	362,537	(83,764)	-		(14,522)	(g)	264,251
Goodwill and Intangibles, Net	227,766	(60,805)	(22,678)	(h)	-		144,283
Deferred Income Taxes	2,316	(153)	-		(2,163)	(e)	-
Other Assets	39,398	(7,816)	-		10,049	(i)	41,631
Total Assets	$1,247,286	$(348,229)	$(22,678)		$198,270		$1,074,649

Liabilities and Stockholders’ Deficit
Current Liabilities:
Short-term borrowings	$144,398	$(23,361)	$-		$(116,693)	(j)	$4,344
Convertible Senior Notes	76,407	-	-		-		76,407
Accounts payable	204,171	(66,141)	-		-		138,030
Accrued expenses	236,806	(65,570)	-		(4,292)	(k)	166,944
Income taxes payable	1,265	5,895	-		-		7,160
Deferred income taxes	4,920	-	-		-		4,920
Total current liabilities	667,967	(149,177)	-		(120,985)		397,805

Long-Term Debt	548,030	-	-		-		548,030
Other Non-Current Liabilities	208,747	(30,472)	-		20,000	(l)	198,275
Deferred Income Taxes	33,593	(15,492)	(8,450)	(h)	1,181	(e)	10,832
Stockholders’ Deficit	(211,051)	(153,088)	(14,228)	(h)	298,074	(m)	(80,293)
Total Liabilities and Stockholders’ Deficit	$1,247,286	$(348,229)	$(22,678)		$198,270		$1,074,649

LIZ CLAIBORNE, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JULY 2, 2011

On October 31, 2011, the Company completed the sale of its global MEXX business to NewCo, in which the Company indirectly holds an 18.75% interest and affiliates of Gores hold an 81.25% interest, pursuant to the Agreements, for cash consideration, subject to working capital adjustments, of $85.0 million, including revolving credit facility debt that was assumed by NewCo  (the “MEXX Transaction”).

On November 2, 2011, the Company sold the global trademark rights of the LIZ CLAIBORNE family of brands and the trademark rights in the US and Puerto Rico for the MONET brand to JCPenney for $267.5 million. In addition, the transaction includes a $20.0 million advance (refundable to JCPenney under certain circumstances) in exchange for the Company’s agreement to develop exclusive brands for JCPenney by Spring 2014.

The following notes are included in the Unaudited Pro Forma Condensed Consolidated Balance Sheet:

(a)                    Represents the elimination of the historical assets and liabilities of MEXX.

(b)                   Represents the elimination of the carrying value of the MONET trademark (the carrying value of the trademarks related to the LIZ CLAIBORNE family of brands is zero), which was sold to JCPenney.

(c)                    Represents estimated cash inflows of $267.5 million from the sale of the global trademark rights for the LIZ CLAIBORNE family of brands and MONET trademark rights in the US and Puerto Rico, $85.0 million from the MEXX Transaction and a $20.0 million advance to develop exclusive brands for JCPenney, partially offset by estimated cash outflows of $11.4 million for the payment of transaction costs and $140.1 million for the repayment of outstanding borrowings under the Company’s revolving credit facility.

(d)                   Represents the write-off of certain accounts receivable in connection with the sale of the global trademark rights for the LIZ CLAIBORNE family of brands.

(e)                    Represents the write-off of certain deferred tax assets in connection with the MEXX Transaction.

(f)                      Represents the write-off of deferred design costs in connection with the sale of the global trademark rights for the LIZ CLAIBORNE family of brands.

(g)                   Represents the write-off of certain corporate property and equipment in connection with the MEXX Transaction.

(h)                   Represents the write-off of the carrying value of the trademark rights and related deferred tax liabilities in the US and Puerto Rico for the MONET brand.

(i)                       Represents the estimated fair value of the retained interest in MEXX.

(j)                       Represents the repayment of revolving credit facility borrowings, as discussed in (c) above.

(k)                    Represents the write-off of deferred licensing revenue in connection with the sale of the global trademark rights for the LIZ CLAIBORNE family of brands.

(l)                       Represents deferral of the $20.0 million advance from JCPenney.

(m)                 Represents decreases to the Company’s Stockholders’ deficit due to: (i) proceeds of $267.5 million in connection with the sale of the global trademark rights for the LIZ CLAIBORNE family of brands and the MONET trademark rights in the US and Puerto Rico; (ii) estimated net proceeds of $61.6 million (net of outstanding revolver borrowings by MEXX of $23.4 million as of July 2, 2011) in connection with the MEXX Transaction; (iii) the estimated retained interest in MEXX of $10.0 million; and (iv) the write-off of deferred licensing revenue of $4.3 million in connection with the sale of the global trademark rights for the LIZ CLAIBORNE family of brands.  Such decreases to the Company’s stockholders’ deficit are estimated to be partially offset by: (i) the write-off of assets totaling $14.5 million in connection with the MEXX Transaction and $12.1 million in connection with the sale of the global trademark rights for the LIZ CLAIBORNE family of brands; (ii) estimated transaction costs of $11.4 million; and (iii) a $7.5 million write-off of certain deferred tax assets.

LIZ CLAIBORNE, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JULY 2, 2011

(In thousands, except per share amounts)

			LIZ CLAIBORNE and
		Sale of MEXX	MONET Sale Transactions	Pro Forma
	As Reported	(b)	(c)	Adjustments		Pro Forma

Net Sales	$1,069,073	$(345,269)	$(14,178)	$-		$709,626
Cost of goods sold	511,702	(165,245)	-	-		346,457
Gross Profit	557,371	(180,024)	(14,178)	-		363,169
Selling, general & administrative expenses	678,651	(234,780)	(3,641)	(2,429)	(d)	437,801
Operating Loss	(121,280)	54,756	(10,537)	2,429		(74,632)
Other expense, net	(24,470)	(104)	-	(13,600)	(e)	(38,174)
Gain on extinguishment of debt	6,547	-	-	-		6,547
Interest expense, net	(29,793)	1,851	-	1,704	(f)	(26,238)
Loss Before Provision for Income Taxes	(168,996)	56,503	(10,537)	(9,467)		(132,497)
Provision for income taxes	2,674	1,021	(384)	-		3,311
Net Loss from Continuing Operations Attributable to Liz Claiborne, Inc.	$(171,670)	$55,482	$(10,153)	$(9,467)		$(135,808)

Earnings per Share:
Basic and Diluted
Loss from Continuing Operations Attributable to Liz Claiborne, Inc.	$(1.82)					$(1.44)

Weighted Average Shares, Basic and Diluted	94,423					94,423

LIZ CLAIBORNE, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JULY 3, 2010

(In thousands, except per share amounts)

		Sale of MEXX	Pro Forma
	As Reported	(b)	Adjustments		Pro Forma

Net Sales	$1,120,963	$(343,703)	$-		$777,260
Cost of goods sold	583,627	(169,527)	-		414,100
Gross Profit	537,336	(174,176)	-		363,160
Selling, general & administrative expenses	669,560	(228,476)	(2,429)	(d)	438,655
Impairment of intangible assets	2,594	-	-		2,594
Operating Loss	(134,818)	54,300	2,429		(78,089)
Other income, net	41,801	(89)	25,500	(e)	67,212
Interest expense, net	(34,552)	1,429	974	(f)	(32,149)
Loss Before Provision for Income Taxes	(127,569)	55,640	28,903		(43,026)
Provision for income taxes	5,367	-	(1,557)		3,810
Loss from Continuing Operations	(132,936)	55,640	30,460		(46,836)
Net loss attributable to the noncontrolling interest	(613)	-	-		(613)
Net Loss from Continuing Operations Attributable to Liz Claiborne, Inc.	$(132,323)	$55,640	$30,460		$(46,223)

Earnings per Share:
Basic and Diluted
Loss from Continuing Operations Attributable to Liz Claiborne, Inc.	$(1.40)				$(0.49)

Weighted Average Shares, Basic and Diluted	94,207				94,207

LIZ CLAIBORNE, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED JULY 2, 2011

(In thousands, except per share amounts)

			LIZ CLAIBORNE and
		Sale of MEXX	MONET Sale Transactions	Pro Forma
	As Reported	(b)	(c)	Adjustments		Pro Forma

Net Sales	$555,831	$(180,149)	$(7,189)	$-		$368,493
Cost of goods sold	267,220	(84,057)	-	-		183,163
Gross Profit	288,611	(96,092)	(7,189)	-		185,330
Selling, general & administrative expenses	359,695	(122,693)	(1,939)	(1,215)	(d)	233,848
Operating Loss	(71,084)	26,601	(5,250)	1,215		(48,518)
Other expense, net	(2,413)	(624)	-	(3,400)	(e)	(6,437)
Gain on extinguishment of debt	6,547	-	-	-		6,547
Interest expense, net	(17,243)	1,435	-	897	(f)	(14,911)
Loss Before Provision for Income Taxes	(84,193)	27,412	(5,250)	(1,288)		(63,319)
Provision for income taxes	3,963	(1,261)	(192)	-		2,510
Net Loss from Continuing Operations Attributable to Liz Claiborne, Inc.	$(88,156)	$28,673	$(5,058)	$(1,288)		$(65,829)

Earnings per Share:
Basic and Diluted
Loss from Continuing Operations Attributable to Liz Claiborne, Inc.	$(0.93)					$(0.70)

Weighted Average Shares, Basic and Diluted	94,447					94,447

LIZ CLAIBORNE, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED JULY 3, 2010

(In thousands, except per share amounts)

		Sale of MEXX	Pro Forma
	As Reported	(b)	Adjustments		Pro Forma

Net Sales	$536,803	$(162,541)	$-		$374,262
Cost of goods sold	270,316	(76,161)	-		194,155
Gross Profit	266,487	(86,380)	-		180,107
Selling, general & administrative expenses	340,005	(112,116)	(1,215)	(d)	226,674
Impairment of intangible assets	2,594	-	-		2,594
Operating Loss	(76,112)	25,736	1,215		(49,161)
Other income, net	22,008	23	13,000	(e)	35,031
Interest expense, net	(19,100)	525	307	(f)	(18,268)
Loss Before Provision for Income Taxes	(73,204)	26,284	14,522		(32,398)
Provision for income taxes	3,783	-	(1,949)		1,834
Loss from Continuing Operations	(76,987)	26,284	16,471		(34,232)
Net loss attributable to the noncontrolling interest	(355)	-	-		(355)
Net Loss from Continuing Operations Attributable to Liz Claiborne, Inc.	$(76,632)	$26,284	$16,471		$(33,877)

Earnings per Share:
Basic and Diluted
Loss from Continuing Operations Attributable to Liz Claiborne, Inc.	$(0.81)				$(0.36)

Weighted Average Shares, Basic and Diluted	94,243				94,243

LIZ CLAIBORNE, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED JANUARY 1, 2011

(In thousands, except per share amounts)

		Discontinued			LIZ CLAIBORNE and
		Operations	Adjusted	Sale of MEXX	MONET Sale Transactions	Pro Forma
	As Reported	(a)	Historical	(b)	(c)	Adjustments		Pro Forma

Net Sales	$2,500,072	$(72,360)	$2,427,712	$(731,819)	$(11,254)	$-		$1,684,639
Cost of goods sold	1,261,551	(42,589)	1,218,962	(352,751)	-	-		866,211
Gross Profit	1,238,521	(29,771)	1,208,750	(379,068)	(11,254)	-		818,428
Selling, general & administrative expenses	1,415,441	(45,141)	1,370,300	(479,146)	(3,170)	(4,859)	(d)	883,125
Impairment of intangible assets	2,594	-	2,594	-	-	-		2,594
Operating Loss	(179,514)	15,370	(164,144)	100,078	(8,084)	4,859		(67,291)
Other income, net	26,665	-	26,665	82	-	13,100	(e)	39,847
Interest expense, net	(60,193)	-	(60,193)	3,969	-	3,335	(f)	(52,889)
Loss Before Provision for Income Taxes	(213,042)	15,370	(197,672)	104,129	(8,084)	21,294		(80,333)
Provision for income taxes	7,941	-	7,941	1,116	(800)	-		8,257
Loss from Continuing Operations	(220,983)	15,370	(205,613)	103,013	(7,284)	21,294		(88,590)
Net loss attributable to the noncontrolling interest	(842)	-	(842)	-	-	-		(842)
Net Loss from Continuing Operations Attributable to Liz Claiborne, Inc.	$(220,141)	$15,370	$(204,771)	$103,013	$(7,284)	$21,294		$(87,748)

Earnings per Share:
Basic and Diluted
Loss from Continuing Operations Attributable to Liz Claiborne, Inc.	$(2.34)							$(0.93)

Weighted Average Shares, Basic and Diluted	94,243							94,243

LIZ CLAIBORNE, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED JANUARY 2, 2010

(In thousands, except per share amounts)

		Discontinued
		Operations	Adjusted	Sale of MEXX	Pro Forma
	As Reported	(a)	Historical	(b)	Adjustments		Pro Forma

Net Sales	$2,915,919	$(73,444)	$2,842,475	$(831,889)	$-		$2,010,586
Cost of goods sold	1,563,594	(40,337)	1,523,257	(408,304)	-		1,114,953
Gross Profit	1,352,325	(33,107)	1,319,218	(423,585)	-		895,633
Selling, general & administrative expenses	1,653,376	(44,265)	1,609,111	(555,365)	(4,649)	(d)	1,049,097
Goodwill impairment	2,785	-	2,785	-	-		2,785
Impairment of other intangible assets	14,222	-	14,222	-	-		14,222
Operating Loss	(318,058)	11,158	(306,900)	131,780	4,649		(170,471)
Other expense, net	(4,007)	-	(4,007)	(2,290)	(9,400)	(e)	(15,697)
Interest expense, net	(65,084)	-	(65,084)	4,021	8,708	(f)	(52,355)
Loss Before Benefit for Income Taxes	(387,149)	11,158	(375,991)	133,511	3,957		(238,523)
Benefit for income taxes	(108,238)	-	(108,238)	48	(787)		(108,977)
Loss from Continuing Operations	(278,911)	11,158	(267,753)	133,463	4,744		(129,546)
Net loss attributable to the noncontrolling interest	(681)	-	(681)	-	-		(681)
Net Loss from Continuing Operations Attributable to Liz Claiborne, Inc.	$(278,230)	$11,158	$(267,072)	$133,463	$4,744		$(128,865)

Earnings per Share:
Basic and Diluted
Loss Income from Continuing Operations Attributable to Liz Claiborne, Inc.	$(2.96)						$(1.37)

Weighted Average Shares, Basic and Diluted	93,880						93,880

LIZ CLAIBORNE, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED JANUARY 3, 2009

(In thousands, except per share amounts)

		Discontinued
		Operations	Adjusted	Sale of MEXX	Pro Forma
	As Reported	(a)	Historical	(b)	Adjustments		Pro Forma

Net Sales	$3,861,111	$(88,810)	$3,772,301	$(1,202,900)	$-		$2,569,401
Cost of goods sold	2,025,321	(46,098)	1,979,223	(510,229)	-		1,468,994
Gross Profit	1,835,790	(42,712)	1,793,078	(692,671)	-		1,100,407
Selling, general & administrative expenses	1,876,558	(52,596)	1,823,962	(663,158)	(4,313)	(d)	1,156,491
Goodwill impairment	683,071	-	683,071	(300,718)	-		382,353
Impairment of other intangible assets	10,046	-	10,046	-	-		10,046
Operating Loss	(733,885)	9,884	(724,001)	271,205	4,313		(448,483)
Other (expense) income, net	(6,372)	-	(6,372)	6,755	26,900	(e)	27,283
Interest expense, net	(48,288)	-	(48,288)	3,803	7,794	(f)	(36,691)
Loss Before Provision for Income Taxes	(788,545)	9,884	(778,661)	281,763	39,007		(457,891)
Provision for income taxes	22,512	-	22,512	(13,205)	(789)		8,518
Loss from Continuing Operations	(811,057)	9,884	(801,173)	294,968	39,796		(466,409)
Net income attributable to the noncontrolling interest	252	-	252	-	-		252
Net Loss from Continuing Operations Attributable to Liz Claiborne, Inc.	$(811,309)	$9,884	$(801,425)	$294,968	$39,796		$(466,661)

Earnings per Share:
Basic and Diluted
Loss from Continuing Operations Attributable to Liz Claiborne, Inc.	$(8.67)						$(4.99)

Weighted Average Shares, Basic and Diluted	93,606						93,606

LIZ CLAIBORNE, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX AND THREE MONTHS ENDED JULY 2, 2011 AND JULY 3, 2010

AND THE FISCAL YEARS ENDED JANUARY 1, 2011, JANUARY 2, 2010 AND JANUARY 3, 2009

On October 31, 2011, the Company completed the MEXX Transaction.

On November 2, 2011, the Company sold the global trademark rights of the LIZ CLAIBORNE family of brands and the trademark rights in the US and Puerto Rico for the MONET brand to JCPenney for $267.5 million. In addition, the transaction includes a $20.0 million advance (refundable to JCPenney under certain circumstances) in exchange for the Company’s agreement to develop exclusive brands for JCPenney by Spring 2014.

The following notes are included in the Unaudited Pro Forma Condensed Consolidated Statements of Operations:

(a)                    Represents the elimination of the historical revenues and expenses of the Company’s LIZ CLAIBORNE outlet stores in the US and Puerto Rico and LIZ CLAIBORNE concessions in Europe that closed in the first quarter of 2011, which were presented as discontinued operations by the Company.

(b)                   Represents the elimination of the historical revenues and expenses of MEXX.

In accordance with accounting principles generally accepted in the United States of America, the amounts eliminated on the Unaudited Pro Forma Condensed Consolidated Statements of Operations do not include certain indirect corporate overhead included in Selling, general & administrative expenses that were allocated to MEXX.

(c)                    Represents the elimination of the historical revenues and expenses associated with the LIZ CLAIBORNE family of brands under the previous license agreement with JCPenney and the MONET wholesale apparel operations in the US and Puerto Rico, which will cease as a result of the sale of the global trademark rights for the LIZ CLAIBORNE family of brands and the MONET trademark rights in the US and Puerto Rico to JCPenney.

(d)                   Represents the estimated reduction in depreciation expense resulting from the write-off of corporate property and equipment of $2.4 million and $2.4 million for the six months ended July 2, 2011 and July 3, 2010, $1.2 million and $1.2 million for the three months ended July 2, 2011 and July 3, 2010 and $4.9 million, $4.6 million and $4.3 million for the fiscal years ended January 1, 2011, January 2, 2010 and January 3, 2009, respectively, each in connection with the MEXX Transaction.

(e)                    Represents (expense) income related to translation on the portion of the Company’s outstanding 5.0% Euro Notes due July 2013 that was designated and accounted for as an effective hedge of the Company’s net investment in certain Euro functional currency subsidiaries.  As a result of the sale of MEXX, such translation will cease to be recorded within Cumulative translation adjustment in Stockholders’ deficit and will be recorded within Other (expense) income on the Consolidated Statement of Operations.

(f)                      Represents the estimated reduction in revolver interest expense of $1.7 million and $1.0 million for the six months ended July 2, 2011 and July 3, 2010, $0.9 million and $0.3 million for the three months ended July 2, 2011 and July 3, 2010 and $3.3 million, $8.7 million and $7.8 million for the fiscal years ended January 1, 2011, January 2, 2010 and January 3, 2009, respectively, in connection with the anticipated repayment of all such debt with proceeds from the MEXX Transaction and sale transactions with JCPenney.